UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2017

General Electric Company

(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Farnsworth Street, Boston, Massachusetts		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (617) 443-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 17, 2017, General Electric Company (the “Company”) closed its previously announced public offering (the “Offering”) of €1,750,000,000 aggregate principal amount of 0.375% Notes due 2022 (the “2022 Notes”), €2,000,000,000 aggregate principal amount of 0.875% Notes due 2025 (the “2025 Notes”), €2,250,000,000 aggregate principal amount of 1.500% Notes due 2029 (the “2029 Notes”) and €2,000,000,000 aggregate principal amount of 2.125% Notes due 2037 (the “2037 Notes” and together with the 2022 Notes, the 2025 Notes and the 2037 Notes, the “Notes”). In connection with the closing of the Offering, the Company entered into a paying agency agreement with The Bank of New York Mellon, London Branch, as paying agent.

The Notes were issued pursuant to a senior note indenture, dated as of October 9, 2012 (the “Base Indenture”), as supplemented by the officer’s certificate of the Company, dated as of May 17, 2017 (the “Officer’s Certificate” and together with the Base Indenture, the “Indenture”), by and between the Company and The Bank of New York Mellon, as trustee.

The Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-209821), including a base prospectus (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on February 29, 2016, as supplemented by a preliminary prospectus supplement, filed with the SEC on May 10, 2017, and a final prospectus supplement, filed with the SEC on May 12, 2017. This Current Report on Form 8-K is incorporated by reference into the Registration Statement.

The foregoing description of the Notes, the Indenture and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Senior Note Indenture, dated October 9, 2012, by and between the Company and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 of General Electric’s Current Report on Form 8-K dated October 9, 2012 (Commission file number 001-00035))

4.2	Officer’s Certificate of the Company, 0.375% Notes due 2022, 0.875% Notes due 2025, 1.500% Notes due 2029 and 2.125% Notes due 2037, dated May 17, 2017

4.3	Form of 0.375% Note due 2022

4.4	Form of 0.875% Note due 2025

4.5	Form of 1.500% Note due 2029

4.6	Form of 2.125% Note due 2037

4.7	Paying Agency Agreement by and between the Company and The Bank of New York Mellon, London Branch, dated as of May 17, 2017

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL ELECTRIC COMPANY
(Registrant)

	By:	/s/ Christoph Pereira
Christoph Pereira
Vice President, Chief Corporate, Securities & Finance Counsel

Date: May 17, 2017

EXHIBIT INDEX

Exhibit No.	Description
4.1	Senior Note Indenture, dated October 9, 2012, by and between the Company and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 of General Electric’s Current Report on Form 8-K dated October 9, 2012 (Commission file number 001-00035))

4.2	Officer’s Certificate of the Company, 0.375% Notes due 2022, 0.875% Notes due 2025, 1.500% Notes due 2029 and 2.125% Notes due 2037, dated May 17, 2017

4.3	Form of 0.375% Note due 2022

4.4	Form of 0.875% Note due 2025

4.5	Form of 1.500% Note due 2029

4.6	Form of 2.125% Note due 2037

4.7	Paying Agency Agreement by and between the Company and The Bank of New York Mellon, London Branch, dated as of May 17, 2017

5.1	Opinion of Gibson, Dunn & Crutcher LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)